EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010

Net revenue	$31,177	$30,849	$30,729	$33,278	$126,033	$31,177	$30,849	$30,729	$33,278	$126,033	$-	$-	$-	$-	$-

Costs and expenses(a):
Cost of sales	24,027	23,569	23,365	24,995	95,956	24,062	23,601	23,402	25,024	96,089	(35)	(32)	(37)	(29)	(133)
Research and development	681	722	742	814	2,959	681	722	742	814	2,959	-	-	-	-	-
Selling, general and administrative	2,967	3,096	3,191	3,464	12,718	2,932	3,064	3,154	3,435	12,585	35	32	37	29	133
Amortization of purchased intangible assets	330	347	383	424	1,484	330	347	383	424	1,484	-	-	-	-	-
Restructuring charges	131	180	598	235	1,144	131	180	598	235	1,144	-	-	-	-	-
Acquisition-related charges	38	77	127	51	293	38	77	127	51	293	-	-	-	-	-
Total costs and expenses	28,174	27,991	28,406	29,983	114,554	28,174	27,991	28,406	29,983	114,554	-	-	-	-	-

Earnings from operations	3,003	2,858	2,323	3,295	11,479	3,003	2,858	2,323	3,295	11,479	-	-	-	-	-

Interest and other, net	(199)	(91)	(134)	(81)	(505)	(199)	(91)	(134)	(81)	(505)	-	-	-	-	-

Earnings before taxes	2,804	2,767	2,189	3,214	10,974	2,804	2,767	2,189	3,214	10,974	-	-	-	-	-

Provision for taxes	554	567	416	676	2,213	554	567	416	676	2,213	-	-	-	-	-

Net earnings	$2,250	$2,200	$1,773	$2,538	$8,761	$2,250	$2,200	$1,773	$2,538	$8,761	$-	$-	$-	$-	$-

(a)	In connection with organizational realignments implemented in fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2009 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009

Net revenue	$28,807	$27,383	$27,585	$30,777	$114,552	$28,807	$27,383	$27,585	$30,777	$114,552	$-	$-	$-	$-	$-

Costs and expenses(a):
Cost of sales	22,064	20,937	21,022	23,466	87,489	22,073	20,945	21,031	23,475	87,524	(9)	(8)	(9)	(9)	(35)
Research and development	732	716	667	704	2,819	732	716	667	704	2,819	-	-	-	-	-
Selling, general and administrative	2,902	2,888	2,883	2,975	11,648	2,893	2,880	2,874	2,966	11,613	9	8	9	9	35
Amortization of purchased intangible assets	418	380	379	401	1,578	418	380	379	401	1,578	-	-	-	-	-
Restructuring charges	146	94	362	38	640	146	94	362	38	640	-	-	-	-	-
Acquisition-related charges	48	75	59	60	242	48	75	59	60	242	-	-	-	-	-
Total costs and expenses	26,310	25,090	25,372	27,644	104,416	26,310	25,090	25,372	27,644	104,416	-	-	-	-	-

Earnings from operations	2,497	2,293	2,213	3,133	10,136	2,497	2,293	2,213	3,133	10,136	-	-	-	-	-

Interest and other, net	(232)	(180)	(177)	(132)	(721)	(232)	(180)	(177)	(132)	(721)	-	-	-	-	-

Earnings before taxes	2,265	2,113	2,036	3,001	9,415	2,265	2,113	2,036	3,001	9,415	-	-	-	-	-

Provision for taxes	409	392	365	589	1,755	409	392	365	589	1,755	-	-	-	-	-

Net earnings	$1,856	$1,721	$1,671	$2,412	$7,660	$1,856	$1,721	$1,671	$2,412	$7,660	$-	$-	$-	$-	$-

(a)		In connection with organizational realignments implemented in fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2010		Apr. 30, 2010		Jul. 31, 2010		Oct. 31, 2010		Oct. 31, 2010
Net revenue:(a)

Services	$8,790		$8,842		$8,772		$9,125		$35,529
Enterprise Servers, Storage and Networking	4,610		4,837		5,021		5,888		20,356
HP Software	663		653		650		763		2,729
HP Enterprise Business	14,063		14,332		14,443		15,776		58,614
Personal Systems Group	10,584		9,956		9,918		10,283		40,741
Imaging and Printing Group	6,206		6,396		6,167		6,995		25,764
HP Financial Services	719		755		764		809		3,047
Corporate Investments	60		66		85		135		346
Total segments	31,632		31,505		31,377		33,998		128,512

Eliminations of intersegment net revenue and other	(455)		(656)		(648)		(720)		(2,479)

Total HP Consolidated Revenue	$31,177		$30,849		$30,729		$33,278		$126,033

Earnings from operations:(a)		OP %		OP %		OP %		OP %		OP %

Services	$1,379	15.7%	$1,401	15.8%	$1,381	15.7%	$1,500	16.4%	$5,661	15.9%
Enterprise Servers, Storage and Networking	607	13.2%	624	12.9%	706	14.1%	888	15.1%	2,825	13.9%
HP Software	172	25.9%	167	25.6%	182	28.0%	261	34.2%	782	28.7%
HP Enterprise Business	2,158	15.3%	2,192	15.3%	2,269	15.7%	2,649	16.8%	9,268	15.8%
Personal Systems Group	530	5.0%	465	4.7%	469	4.7%	568	5.5%	2,032	5.0%
Imaging and Printing Group	1,054	17.0%	1,098	17.2%	1,040	16.9%	1,220	17.4%	4,412	17.1%
HP Financial Services	67	9.3%	69	9.1%	72	9.4%	73	9.0%	281	9.2%
Corporate Investments	(56)	-93.3%	(65)	-98.5%	(88)	-103.5%	(157)	-116.3%	(366)	-105.8%
Total segments	3,753		3,759		3,762		4,353		15,627

Corporate and unallocated costs and eliminations	(88)		(112)		(175)		(239)		(614)
Unallocated costs related to stock-based compensation expense	(163)		(185)		(156)		(109)		(613)
Amortization of purchased intangible assets	(330)		(347)		(383)		(424)		(1,484)
Restructuring charges	(131)		(180)		(598)		(235)		(1,144)
Acquisition-related charges	(38)		(77)		(127)		(51)		(293)
Interest and other, net	(199)		(91)		(134)		(81)		(505)

Total HP Consolidated Earnings Before Taxes	$2,804		$2,767		$2,189		$3,214		$10,974

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2010		Apr. 30, 2010		Jul. 31, 2010		Oct. 31, 2010		Oct. 31, 2010
Net revenue:

Services	$8,651		$8,712		$8,609		$8,963		$34,935
Enterprise Servers, Storage and Networking	4,391		4,542		4,449		5,269		18,651
HP Software	878		871		863		974		3,586
HP Enterprise Business	13,920		14,125		13,921		15,206		57,172
Personal Systems Group	10,584		9,956		9,918		10,283		40,741
Imaging and Printing Group	6,206		6,396		6,167		6,995		25,764
HP Financial Services	719		755		764		809		3,047
Corporate Investments	236		315		607		705		1,863
Total segments	31,665		31,547		31,377		33,998		128,587

Eliminations of intersegment net revenue and other	(488)		(698)		(648)		(720)		(2,554)

Total HP Consolidated Revenue	$31,177		$30,849		$30,729		$33,278		$126,033

Earnings from operations:		OP %		OP %		OP %		OP %		OP %

Services	$1,364	15.8%	$1,382	15.9%	$1,366	15.9%	$1,497	16.7%	$5,609	16.1%
Enterprise Servers, Storage and Networking	552	12.6%	571	12.6%	549	12.3%	730	13.9%	2,402	12.9%
HP Software	167	19.0%	162	18.6%	183	21.2%	247	25.4%	759	21.2%
HP Enterprise Business	2,083	15.0%	2,115	15.0%	2,098	15.1%	2,474	16.3%	8,770	15.3%
Personal Systems Group	530	5.0%	465	4.7%	469	4.7%	568	5.5%	2,032	5.0%
Imaging and Printing Group	1,054	17.0%	1,098	17.2%	1,040	16.9%	1,220	17.4%	4,412	17.1%
HP Financial Services	67	9.3%	69	9.1%	72	9.4%	73	9.0%	281	9.2%
Corporate Investments	19	8.1%	12	3.8%	83	13.7%	18	2.6%	132	7.1%
Total segments	3,753		3,759		3,762		4,353		15,627

Corporate and unallocated costs and eliminations	(88)		(112)		(175)		(239)		(614)
Unallocated costs related to stock-based compensation expense	(163)		(185)		(156)		(109)		(613)
Amortization of purchased intangible assets	(330)		(347)		(383)		(424)		(1,484)
Restructuring charges	(131)		(180)		(598)		(235)		(1,144)
Acquisition-related charges	(38)		(77)		(127)		(51)		(293)
Interest and other, net	(199)		(91)		(134)		(81)		(505)

Total HP Consolidated Earnings Before Taxes	$2,804		$2,767		$2,189		$3,214		$10,974

VARIANCE
	Three months ended								Twelve months ended
	Jan. 31, 2010		Apr. 30, 2010		Jul. 31, 2010		Oct. 31, 2010		Oct. 31, 2010
Net revenue:

Services	$139		$130		$163		$162		$594
Enterprise Servers, Storage and Networking	219		295		572		619		1,705
HP Software	(215)		(218)		(213)		(211)		(857)
HP Enterprise Business	143		207		522		570		1,442
Personal Systems Group	-		-		-		-		-
Imaging and Printing Group	-		-		-		-		-
HP Financial Services	-		-		-		-		-
Corporate Investments	(176)		(249)		(522)		(570)		(1,517)
Total segments	(33)		(42)		-		-		(75)

Eliminations of intersegment net revenue and other	33		42		-		-		75

Total HP Consolidated Revenue	$-		$-		$-		$-		$-

Earnings from operations:		OP %		OP %		OP %		OP %		OP %

Services	$15	-0.1%	$19	-0.1%	$15	-0.2%	$3	-0.3%	$52	-0.2%
Enterprise Servers, Storage and Networking	55	0.6%	53	0.3%	157	1.8%	158	1.2%	423	1.0%
HP Software	5	6.9%	5	7.0%	(1)	6.8%	14	8.8%	23	7.5%
HP Enterprise Business	75	0.3%	77	0.3%	171	0.6%	175	0.5%	498	0.5%
Personal Systems Group	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Imaging and Printing Group	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
HP Financial Services	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Corporate Investments	(75)	-101.4%	(77)	-102.3%	(171)	-117.2%	(175)	-118.9%	(498)	-112.9%
Total segments	-		-		-		-		-

Corporate and unallocated costs and eliminations	-		-		-		-		-
Unallocated costs related to stock-based compensation expense	-		-		-		-		-
Amortization of purchased intangible assets	-		-		-		-		-
Restructuring charges	-		-		-		-		-
Acquisition-related charges	-		-		-		-		-
Interest and other, net	-		-		-		-		-

Total HP Consolidated Earnings Before Taxes	$-		$-		$-		$-		$-

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2009 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2009		Apr. 30, 2009		Jul. 31, 2009		Oct. 31, 2009		Oct. 31, 2009
Net revenue:(a)

Services	$8,918		$8,698		$8,680		$9,084		$35,380
Enterprise Servers, Storage and Networking	4,143		3,645		3,926		4,407		16,121
HP Software	660		633		629		733		2,655
HP Enterprise Business	13,721		12,976		13,235		14,224		54,156
Personal Systems Group	8,792		8,210		8,441		9,862		35,305
Imaging and Printing Group	5,981		5,916		5,660		6,454		24,011
HP Financial Services	636		641		670		726		2,673
Corporate Investments	45		44		48		54		191
Total segments	29,175		27,787		28,054		31,320		116,336

Eliminations of intersegment net revenue and other	(368)		(404)		(469)		(543)		(1,784)

Total HP Consolidated Revenue	$28,807		$27,383		$27,585		$30,777		$114,552

Earnings from operations:(a)		OP %		OP %		OP %		OP %		OP %

Services	$1,127	12.6%	$1,206	13.9%	$1,312	15.1%	$1,457	16.0%	$5,102	14.4%
Enterprise Servers, Storage and Networking	438	10.6%	279	7.7%	420	10.7%	520	11.8%	1,657	10.3%
HP Software	168	25.5%	150	23.7%	169	26.9%	244	33.3%	731	27.5%
HP Enterprise Business	1,733	12.6%	1,635	12.6%	1,901	14.4%	2,221	15.6%	7,490	13.8%
Personal Systems Group	436	5.0%	378	4.6%	387	4.6%	460	4.7%	1,661	4.7%
Imaging and Printing Group	1,105	18.5%	1,074	18.2%	960	17.0%	1,171	18.1%	4,310	18.0%
HP Financial Services	41	6.4%	46	7.2%	53	7.9%	66	9.1%	206	7.7%
Corporate Investments	(82)	-182.2%	(73)	-165.9%	(75)	-156.3%	(70)	-129.6%	(300)	-157.1%
Total segments	3,233		3,060		3,226		3,848		13,367

Corporate and unallocated costs and eliminations	24		(62)		(81)		(100)		(219)
Unallocated costs related to stock-based compensation expense	(148)		(156)		(132)		(116)		(552)
Amortization of purchased intangible assets	(418)		(380)		(379)		(401)		(1,578)
Restructuring charges	(146)		(94)		(362)		(38)		(640)
Acquisition-related charges	(48)		(75)		(59)		(60)		(242)
Interest and other, net	(232)		(180)		(177)		(132)		(721)

Total HP Consolidated Earnings Before Taxes	$2,265		$2,113		$2,036		$3,001		$9,415

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2009		Apr. 30, 2009		Jul. 31, 2009		Oct. 31, 2009		Oct. 31, 2009
Net revenue:

Services	$8,747		$8,500		$8,520		$8,926		$34,693
Enterprise Servers, Storage and Networking	3,949		3,457		3,735		4,218		15,359
HP Software	878		880		847		967		3,572
HP Enterprise Business	13,574		12,837		13,102		14,111		53,624
Personal Systems Group	8,792		8,210		8,441		9,862		35,305
Imaging and Printing Group	5,981		5,916		5,660		6,454		24,011
HP Financial Services	636		641		670		726		2,673
Corporate Investments	196		188		193		191		768
Total segments	29,179		27,792		28,066		31,344		116,381

Eliminations of intersegment net revenue and other	(372)		(409)		(481)		(567)		(1,829)

Total HP Consolidated Revenue	$28,807		$27,383		$27,585		$30,777		$114,552

Earnings from operations:		OP %		OP %		OP %		OP %		OP %

Services	$1,124	12.9%	$1,174	13.8%	$1,302	15.3%	$1,444	16.2%	$5,044	14.5%
Enterprise Servers, Storage and Networking	406	10.3%	250	7.2%	381	10.2%	481	11.4%	1,518	9.9%
HP Software	140	15.9%	157	17.8%	153	18.1%	234	24.2%	684	19.1%
HP Enterprise Business	1,670	12.3%	1,581	12.3%	1,836	14.0%	2,159	15.3%	7,246	13.5%
Personal Systems Group	436	5.0%	378	4.6%	387	4.6%	460	4.7%	1,661	4.7%
Imaging and Printing Group	1,105	18.5%	1,074	18.2%	960	17.0%	1,171	18.1%	4,310	18.0%
HP Financial Services	41	6.4%	46	7.2%	53	7.9%	66	9.1%	206	7.7%
Corporate Investments	(19)	-9.7%	(19)	-10.1%	(10)	-5.2%	(8)	-4.2%	(56)	-7.3%
Total segments	3,233		3,060		3,226		3,848		13,367

Corporate and unallocated costs and eliminations	24		(62)		(81)		(100)		(219)
Unallocated costs related to stock-based compensation expense	(148)		(156)		(132)		(116)		(552)
Amortization of purchased intangible assets	(418)		(380)		(379)		(401)		(1,578)
Restructuring charges	(146)		(94)		(362)		(38)		(640)
Acquisition-related charges	(48)		(75)		(59)		(60)		(242)
Interest and other, net	(232)		(180)		(177)		(132)		(721)

Total HP Consolidated Earnings Before Taxes	$2,265		$2,113		$2,036		$3,001		$9,415

VARIANCE
	Three months ended								Twelve months ended
	Jan. 31, 2009		Apr. 30, 2009		Jul. 31, 2009		Oct. 31, 2009		Oct. 31, 2009
Net revenue:

Services	$171		$198		$160		$158		$687
Enterprise Servers, Storage and Networking	194		188		191		189		762
HP Software	(218)		(247)		(218)		(234)		(917)
HP Enterprise Business	147		139		133		113		532
Personal Systems Group	-		-		-		-		-
Imaging and Printing Group	-		-		-		-		-
HP Financial Services	-		-		-		-		-
Corporate Investments	(151)		(144)		(145)		(137)		(577)
Total segments	(4)		(5)		(12)		(24)		(45)

Eliminations of intersegment net revenue and other	4		5		12		24		45

Total HP Consolidated Revenue	$-		$-		$-		$-		$-

Earnings from operations:		OP %		OP %		OP %		OP %		OP %

Services	$3	-0.3%	$32	0.1%	$10	-0.2%	$13	-0.2%	$58	-0.1%
Enterprise Servers, Storage and Networking	32	0.3%	29	0.5%	39	0.5%	39	0.4%	139	0.4%
HP Software	28	9.6%	(7)	5.9%	16	8.8%	10	9.1%	47	8.4%
HP Enterprise Business	63	0.3%	54	0.3%	65	0.4%	62	0.3%	244	0.3%
Personal Systems Group	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Imaging and Printing Group	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
HP Financial Services	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Corporate Investments	(63)	-172.5%	(54)	-155.8%	(65)	-151.1%	(62)	-125.4%	(244)	-149.8%
Total segments	-		-		-		-		-

Corporate and unallocated costs and eliminations	-		-		-		-		-
Unallocated costs related to stock-based compensation expense	-		-		-		-		-
Amortization of purchased intangible assets	-		-		-		-		-
Restructuring charges	-		-		-		-		-
Acquisition-related charges	-		-		-		-		-
Interest and other, net	-		-		-		-		-

Total HP Consolidated Earnings Before Taxes	$-		$-		$-		$-		$-

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2009, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2010 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010	Jan. 31, 2010	Apr. 30, 2010	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2010
Net revenue:(a)

Infrastructure Technology Outsourcing	$3,675	$3,724	$3,692	$3,851	$14,942	$3,933	$3,998	$3,937	$4,095	$15,963	$(258)	$(274)	$(245)	$(244)	$(1,021)
Technology Services	2,631	2,652	2,611	2,733	10,627	2,406	2,420	2,366	2,489	9,681	225	232	245	244	946
Application Services	1,681	1,684	1,664	1,763	6,792	1,509	1,512	1,501	1,601	6,123	172	172	163	162	669
Business Process Outsourcing	734	716	727	695	2,872	734	716	727	695	2,872	-	-	-	-	-
Other	69	66	78	83	296	69	66	78	83	296	-	-	-	-	-
Services	8,790	8,842	8,772	9,125	35,529	8,651	8,712	8,609	8,963	34,935	139	130	163	162	594
Industry Standard Servers	2,946	3,056	3,042	3,530	12,574	2,946	3,056	3,042	3,530	12,574	-	-	-	-	-
Storage	889	948	904	1,044	3,785	889	948	904	1,044	3,785	-	-	-	-	-
Business Critical Systems	556	538	503	695	2,292	556	538	503	695	2,292	-	-	-	-	-
HP Networking	219	295	572	619	1,705	-	-	-	-	-	219	295	572	619	1,705
Enterprise Servers, Storage and Networking(b)	4,610	4,837	5,021	5,888	20,356	4,391	4,542	4,449	5,269	18,651	219	295	572	619	1,705
Business Technology Optimization	-	-	-	-	-	591	584	581	684	2,440	(591)	(584)	(581)	(684)	(2,440)
Other Software	-	-	-	-	-	287	287	282	290	1,146	(287)	(287)	(282)	(290)	(1,146)
HP Software	663	653	650	763	2,729	-	-	-	-	-	663	653	650	763	2,729
HP Software(c)	663	653	650	763	2,729	878	871	863	974	3,586	(215)	(218)	(213)	(211)	(857)
HP Enterprise Business	14,063	14,332	14,443	15,776	58,614	13,920	14,125	13,921	15,206	57,172	143	207	522	570	1,442
Notebooks	6,138	5,527	5,314	5,623	22,602	6,125	5,513	5,298	5,609	22,545	13	14	16	14	57
Desktops	3,853	3,797	3,941	3,928	15,519	3,840	3,788	3,930	3,920	15,478	13	9	11	8	41
Workstations	375	423	459	529	1,786	375	423	459	529	1,786	-	-	-	-	-
Handhelds	-	-	-	-	-	25	24	18	20	87	(25)	(24)	(18)	(20)	(87)
Other	218	209	204	203	834	219	208	213	205	845	(1)	1	(9)	(2)	(11)
Personal Systems Group(d)	10,584	9,956	9,918	10,283	40,741	10,584	9,956	9,918	10,283	40,741	-	-	-	-	-
Supplies	4,081	4,331	4,130	4,707	17,249	4,081	4,331	4,130	4,707	17,249	-	-	-	-	-
Commercial Hardware	1,291	1,348	1,389	1,541	5,569	1,291	1,348	1,389	1,541	5,569	-	-	-	-	-
Consumer Hardware	834	717	648	747	2,946	834	717	648	747	2,946	-	-	-	-	-
Imaging and Printing Group	6,206	6,396	6,167	6,995	25,764	6,206	6,396	6,167	6,995	25,764	-	-	-	-	-
HP Financial Services	719	755	764	809	3,047	719	755	764	809	3,047	-	-	-	-	-
Corporate Investments	60	66	85	135	346	236	315	607	705	1,863	(176)	(249)	(522)	(570)	(1,517)
Total segments	31,632	31,505	31,377	33,998	128,512	31,665	31,547	31,377	33,998	128,587	(33)	(42)	-	-	(75)

Eliminations of intersegment net revenue and other	(455)	(656)	(648)	(720)	(2,479)	(488)	(698)	(648)	(720)	(2,554)	33	42	-	-	75

Total HP Consolidated Revenue	$31,177	$30,849	$30,729	$33,278	$126,033	$31,177	$30,849	$30,729	$33,278	$126,033	$-	$-	$-	$-	$-

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.

(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.

(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2009 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009
Net revenue(a)

Infrastructure Technology Outsourcing	$3,614	$3,524	$3,651	$3,774	$14,563	$3,843	$3,762	$3,906	$4,043	$15,554	$(229)	$(238)	$(255)	$(269)	$(991)
Technology Services	2,678	2,651	2,632	2,704	10,665	2,453	2,418	2,389	2,459	9,719	225	233	243	245	946
Application Services	1,807	1,744	1,614	1,761	6,926	1,632	1,541	1,442	1,579	6,194	175	203	172	182	732
Business Process Outsourcing	754	719	719	785	2,977	754	719	719	785	2,977	-	-	-	-	-
Other	65	60	64	60	249	65	60	64	60	249	-	-	-	-	-
Services	8,918	8,698	8,680	9,084	35,380	8,747	8,500	8,520	8,926	34,693	171	198	160	158	687
Industry Standard Servers	2,322	1,989	2,316	2,669	9,296	2,322	1,989	2,316	2,669	9,296	-	-	-	-	-
Storage	913	818	824	918	3,473	913	818	824	918	3,473	-	-	-	-	-
Business Critical Systems	714	650	595	631	2,590	714	650	595	631	2,590	-	-	-	-	-
HP Networking	194	188	191	189	762	-	-	-	-	-	194	188	191	189	762
Enterprise Servers, Storage and Networking(b)	4,143	3,645	3,926	4,407	16,121	3,949	3,457	3,735	4,218	15,359	194	188	191	189	762
Business Technology Optimization	-	-	-	-	-	594	568	563	660	2,385	(594)	(568)	(563)	(660)	(2,385)
Other Software	-	-	-	-	-	284	312	284	307	1,187	(284)	(312)	(284)	(307)	(1,187)
HP Software	660	633	629	733	2,655	-	-	-	-	-	660	633	629	733	2,655
HP Software(c)	660	633	629	733	2,655	878	880	847	967	3,572	(218)	(247)	(218)	(234)	(917)
HP Enterprise Business	13,721	12,976	13,235	14,224	54,156	13,574	12,837	13,102	14,111	53,624	147	139	133	113	532
Notebooks	4,910	4,708	4,807	5,798	20,223	4,907	4,706	4,803	5,794	20,210	3	2	4	4	13
Desktops	3,311	2,986	3,106	3,489	12,892	3,308	2,977	3,098	3,481	12,864	3	9	8	8	28
Workstations	333	287	299	342	1,261	333	287	299	342	1,261	-	-	-	-	-
Handhelds	-	-	-	-	-	57	47	32	36	172	(57)	(47)	(32)	(36)	(172)
Other	238	229	229	233	929	187	193	209	209	798	51	36	20	24	131
Personal Systems Group(d)	8,792	8,210	8,441	9,862	35,305	8,792	8,210	8,441	9,862	35,305	-	-	-	-	-
Supplies	4,050	4,103	3,949	4,430	16,532	4,050	4,103	3,949	4,430	16,532	-	-	-	-	-
Commercial Hardware	1,239	1,193	1,085	1,261	4,778	1,239	1,193	1,085	1,261	4,778	-	-	-	-	-
Consumer Hardware	692	620	626	763	2,701	692	620	626	763	2,701	-	-	-	-	-
Imaging and Printing Group	5,981	5,916	5,660	6,454	24,011	5,981	5,916	5,660	6,454	24,011	-	-	-	-	-
HP Financial Services	636	641	670	726	2,673	636	641	670	726	2,673	-	-	-	-	-
Corporate Investments	45	44	48	54	191	196	188	193	191	768	(151)	(144)	(145)	(137)	(577)
Total segments	29,175	27,787	28,054	31,320	116,336	29,179	27,792	28,066	31,344	116,381	(4)	(5)	(12)	(24)	(45)

Eliminations of intersegment net revenue and other	(368)	(404)	(469)	(543)	(1,784)	(372)	(409)	(481)	(567)	(1,829)	4	5	12	24	45

Total HP Consolidated Revenue	$28,807	$27,383	$27,585	$30,777	$114,552	$28,807	$27,383	$27,585	$30,777	$114,552	$-	$-	$-	$-	$-

(a)	Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2009, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.

(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.

(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.